-----------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    ---------

                                    Form 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                                  -------------

       Date of Report (Date of earliest event reported) May 12, 2003

                                   CULP, INC.

             (Exact name of registrant as specified in its charter)


         North Carolina                  0-12781                56-1001967
(State or other jurisdiction of   (Commission File No.)       (IRS Employer
         incorporation)                                    Identification No.)



                             101 South Main Street
                       High Point, North Carolina  27260
                   (Address of principal executive offices)
                                (336) 889-5161
             (Registrant's telephone number, including area code)





         (Former name or former address, if changed since last report)





--------------------------------------------------------------------------------

Item 7 - Exhibits


Exhibit 99 - Press Release dated May 6, 2003


Item 9 - Regulation FD Disclosure (also disclosing information pursuant to Item 12, Results of Operations and Financial Condition)

On May 6, 2003, the Registrant issued a press release to disclose management's estimates of its earnings for the fourth quarter of the Registrant's fiscal year that ended April 27, 2003. The press release is attached hereto as Exhibit 99 and is incorporated herein by reference.

The press release contains management's estimate of earnings per share excluding restructuring and related charges that will be reported in early June, which is a non-GAAP performance measure that management believes provides investors with a more accurate picture of the results of the Registrant's operations for comparative purposes. In addition, management had earlier expressed an opinion about analysts' estimates of earnings excluding restructuring and related charges, and it concluded that it would be useful to investors for management to update its opinion as of May 6, 2003. Management uses this performance measurement to assess its progress toward internal operating goals. Also, earnings per share excluding restructuring and related charges is the performance measure used internally by the Registrant to set benchmarks to determine the payment and levels of bonuses for senior management.

Foward Looking Information

This report contains statements that may be deemed "forward-looking statements" within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995 (Section 27A of the Securities Act of 1933 and Section 27A of the Securities and Exchange Act of 1934). Such statements are inherently subject to risks and uncertainties. Further, forward-looking statements are intended to speak only as of the date on which they are made. Forward-looking statements are statements that include projections, expectations or beliefs about future events or results or otherwise are not statements of historical fact. Such statements are often but not always characterized by qualifying words such as "expect," "believe," "estimate," "plan" and "project" and their derivatives, and include but are not limited to statements about expectations for the company's future operations, production levels, sales, expenses and other performance measures. Factors that could influence the matters discussed in such statements include the level of housing starts and sales of existing homes, consumer confidence, trends in disposable income, and general economic conditions. Decreases in these economic indicators could have a negative effect on the company's business and prospects. Likewise, increases in interest rates, particularly home mortgage rates, and increases in consumer debt or the general rate of inflation, could affect the company adversely. Because of the significant percentage of the company's sales derived from international shipments, strengthening of the U. S. dollar against other currencies could make the company's products less competitive on the basis of price in markets outside the United States. Additionally, economic and political instability in international areas could affect the demand for the company's products. Other risk factors that could have an impact on the company's activities in China include uncertainties in connection with operating in a geographic area and business culture where the company does not have extensive experience, foreign language barriers, potential delays caused by the distance between the China operations and the company's traditional geographic base and similar risks associated with establishing business operations in a remote and unfamiliar location. Other factors that could affect the matters discussed in forward-looking statements are included in the company's periodic reports filed with the Securities and Exchange Commission.

                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.







                                     CULP, INC.
                                    (Registrant)


                              By:    Franklin N. Saxon
                                     -----------------
                                     Executive Vice President and
                                     Chief Financial Officer



Dated :  May 12, 2003

                             Exhibit Index

                  Exhibit No.                 Description of Exhibit
                  -----------             -------------------------------
                     99                   Press Release dated May 6, 2003

Exhibit 99
                                  NEWS RELEASE

Investor Contact: Kathy J. Hardy           Media Contact: Kenneth M. Ludwig
                  Corporate Secretary                     Senior Vice President,
                  336-888-6209                            Human Resources
                                                          336-889-5161


             CULP ANNOUNCES PRELIMINARY FOURTH QUARTER 2003 RESULTS

HIGH POINT, NC (May 6, 2003) - Culp, Inc. (NYSE:CFI) today announced that, based on preliminary information and estimates, it expects earnings for the fourth fiscal quarter ended April 27, 2003, to be approximately $0.26 to $0.30 per diluted share. The company will incur approximately $0.04 per diluted share in restructuring and related charges during the fourth fiscal quarter, which are related to the previously announced Chattanooga, Tennessee, restructuring initiative. Excluding these charges, the company expects earnings to be approximately $0.30 to $0.34 per diluted share. These anticipated results are lower than the company's previously announced guidance of $0.41 to $0.44 per diluted share, excluding restructuring and related charges. Final results for the fourth quarter and fiscal year 2003 will be announced in early June.

Robert G. Culp, III, chairman and chief executive officer of Culp, said, "Like most companies in our industry, our sales efforts over the past year have been significantly affected by the overall softness in consumer spending for home furnishings. Beginning in March, concerns over the Iraqi war created further challenges for furniture retailers already burdened by a slow economy and extreme winter weather conditions. As a result, Culp's sales for the fourth quarter were lower than anticipated.

"In spite of the challenging business conditions, our results for fiscal 2003 will reflect excellent progress in meeting our objectives to strengthen our balance sheet, increase margins and improve the profitability of our sales mix," added Culp. "During the fourth quarter we pre-paid an additional $20 million in debt and, as a result, we have reduced our long-term debt by over $32 million in fiscal 2003. Notably, over the past three years we have reduced our debt by a total of $61 million, and have increased our cash position by $23 million for a total of $84 million. We believe this is a significant accomplishment during a difficult period for our industry and provides Culp with a strong foundation and considerable financial flexibility for the future.

"In addition, we are encouraged by the positive feedback from our customers to our recently announced initiative to establish manufacturing and distribution operations in China. While it is difficult to predict when overall market conditions will improve, we remain confident that Culp has the right strategy in place to further enhance our competitive position when our sales regain momentum."

Culp, Inc. is one of the world's largest marketers of upholstery fabrics for furniture and is a leading marketer of mattress ticking for bedding. The company's fabrics are used principally in the production of residential and commercial furniture and bedding products.

This release contains statements that may be deemed "forward-looking statements" within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995 (Section 27A of the Securities Act of 1933 and Section 27A of the Securities and Exchange Act of 1934). Such statements are inherently subject to risks and uncertainties. Further, forward-looking statements are intended to speak only as of the date on which they are made. Forward-looking statements are statements that include projections, expectations or beliefs about future events or results or otherwise are not statements of historical fact. Such statements are often but not always characterized by qualifying words such as "expect," "believe," "estimate," "plan" and "project" and their derivatives, and include but are not limited to statements about expectations for the company's future operations, production levels, sales, expenses and other performance measures. Factors that could influence the matters discussed in such statements include the level of housing starts and sales of existing homes, consumer confidence, trends in disposable income, and general economic conditions. Decreases in these economic indicators could have a negative effect on the company's business and prospects. Likewise, increases in interest rates, particularly home mortgage rates, and increases in consumer debt or the general rate of inflation, could affect the company adversely. Because of the significant percentage of the company's sales derived from international shipments, strengthening of the U. S. dollar against other currencies could make the company's products less competitive on the basis of price in markets outside the United States. Additionally, economic and political instability in international areas could affect the demand for the company's products. Other risk factors that could have an impact on the company's activities in China include uncertainties in connection with operating in a geographic area and business culture where the company does not have extensive experience, foreign language barriers, potential delays caused by the distance between the China operations and the company's traditional geographic base and similar risks associated with establishing business operations in a remote and unfamiliar location. Other factors that could affect the matters discussed in forward-looking statements are included in the company's periodic reports filed with the Securities and Exchange Commission.

                                      -END-